SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 15, 2003
                                                          --------------

                              BULL RUN CORPORATION
             (Exact name of registrant as specified in its charter)


   GEORGIA                           0-9385                      58-2458679
   -------                           ------                      ----------
(State or other                 (Commission File                (IRS Employer
jurisdiction of                      Number)                 Identification No.)
incorporation)

               4370 PEACHTREE ROAD, ATLANTA, GEORGIA      30319
              ----------------------------------------------------
              (Address of principal executive offices)  (Zip Code)


                                 (404) 266-8333
                                 --------------
              (Registrant's telephone number, including area code)


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits -

      Exhibit 99 - Press release dated April 15, 2003

Item 9. Regulation FD Disclosure

The following information intended to be included under Item 12, "Disclosure of Results of Operations and Financial Condition" is hereby furnished under Item 9, "Regulation FD Disclosure" in accordance with SEC Release No. 33-8216.

On April 15, 2003, Bull Run Corporation issued a press release setting forth the Company's second quarter and fiscal year-to-date financial results. A copy of the press release is attached hereto as Exhibit 99.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 15, 2003                 BULL RUN CORPORATION


                                     By:  /s/ FREDERICK J. ERICKSON
                                         --------------------------------------
                                         Frederick J. Erickson
                                         Vice President - Finance,
                                         Chief Financial Officer, Treasurer and
                                         Assistant Secretary